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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                December 12, 2000


                Date of Report (date of earliest event reported)

                                  NANOGEN, INC.
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               (Exact name of Registrant as specified in charter)


                Delaware                000-23541                33-0489621
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(State or other jurisdiction     (Commission File Number)    (I. R. S. Employer
     of incorporation)                                      Identification No. )



                           10398 Pacific Center Court
                           San Diego, California 92121
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (858) 410-4600



                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS

     On December 11, 2000, Nanogen, Inc., amended its Rights Agreement to permit Citigroup Inc. and its affiliates and associates to acquire up to 25% of the outstanding common stock of Nanogen without triggering the ability of stockholders to exercise the rights governed by the Rights Agreement. Citigroup must maintain its status as a filer on Form 13-G with respect to its beneficial ownership of Nanogen common stock to continue to take advantage of this exception.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Financial Statements.

               Not applicable.

          (b)  Pro Forma Financial Information.

               Not applicable.

          (c)  Exhibits

               4.1 Amendment No. 1 to Rights Agreement dated as of December 11, 2000 between Nanogen, Inc. and FleetBoston, N.A.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 12, 2000                NANOGEN, INC.

                                        /s/ Kieran T. Gallahue
                                        -------------------------------------
                                        Kieran T. Gallahue
                                        President and Chief Financial Officer



                                      -3-
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                                  Exhibit Index


Exhibit Number     Exhibit Title
--------------     -------------
4.1                Amendment No. 1 to Rights Agreement dated as of December 11,
                   2000 between Nanogen, Inc. and FleetBoston, N.A.